UNITED STATES

SECURITIES AND  EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) Oct 2, 2017

Hoverink Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54830	46-3590875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East., 24th Floor

Los Angeles, California 90067

(Address of principal executive offices, including zip code)

(866) 443-4666

(Registrant's telephone number, including area code)

Hoverink International Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see

General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01. Changes in Registrant's Certifying Accountant

.

On Oct 2, 2017, the Company terminated the firm of Anton & Chia LLP  and engaged the services of Berkower, LLC  On Oct 2, 2017 the Company engaged Berkower, LLC certified public accounting firm, as its independent registered public accounting firm to audit the Company's financial statements. During the two most recent fiscal years and interim periods through Sept 30, 2017, the Company had not consulted with Berkower, LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The engagement of Berkower, LLC was recommended and approved by the Company's Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hoverink Biotechnologies,  Inc.

Date: October 2, 2017

Debbie Mae Carter

Chief Executive Officer

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